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                    AMENDMENT NO. 18

                           TO

       THE CONSOLIDATED EDISON RETIREMENT PLAN FOR

                   MANAGEMENT EMPLOYEES


              ______________________________



                 Dated:  October 31, 1994
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          Pursuant to resolutions adopted on August 23, 1994 by
the Board of Trustees of Consolidated Edison Company of New York, Inc., the undersigned hereby approves the amendments to the Retiree Health Program (included in the Consolidated Edison Retirement Plan for Management Employees), set forth below, effective as of October 1, 1994:

Section                            Amendment

Appendix I, Part B      All the material under the heading
                        "Retiree Monthly Contribution for
                        Medical/Hospital Benefits" is
                        deleted and replaced with the
                        following:

                        "Effective October 1, 1994 the
                        following amounts for each
                        participating eligible individual
                        shall be deducted from the monthly
                        Pension or Annuity payments to the
                        retiree or surviving spouse:

                        A.  Where Employee Retired Before
                            June 1, 1988:

                                  Not Eligible  Eligible
                                  for Medicare  for Medicare
                        Retiree          $ 48      $ 19
                        One or more
                         Dependents      $ 72      $ 29
                        Surviving Spouse $ 48      $ 19

                        B.  Where Employee Retired After May
                            31, 1988:

                                  Not Eligible  Eligible
                                  for Medicare  for Medicare
                        Retiree          $ 72      $ 19
                        One or more
                         Dependents      $ 108     $ 29
                        Surviving Spouse $ 72      $ 19."

          IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of October, 1994.

                           Thomas J. Galvin
                  Senior Vice President-Central Services
                     Consolidated Edison Company
                          of New York, Inc.